-------------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        --------------------------------

        Date of Report (Date of earliest event reported): June 15, 2003


     Bear Stearns Asset Backed Funding Inc. (as depositor under the Sales and Servicing Agreement, dated as of December 12, 2002, providing for, inter alia, the issuance of Whole Auto Loan Trust 2002-1)

                     BEAR STEARNS ASSET BACKED FUNDING INC
                          Whole Auto Loan Trust 2002-1
             (Exact name of registrant as specified in its charter)


         Delaware                  333-99207-01                22-3863780
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

383 Madison Avenue
New York, New York                                               10179
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 272-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Whole Auto Loan Trust. This report and exhibit is being filed, pursuant to the terms of agreements dated December 12, 2002. Bear Stearns Asset Backed Funding Inc. entered into (1) an Amended and Restated Trust Agreement (the "Trust Agreement"), between Bear Stearns Asset Backed Funding
Inc., as depositor, and Wilmington Trust Company, a Delaware banking corporation, as owner trustee, regarding Whole Auto Loan Trust 2002-1 (the "Trust") and (2) a Receivables Purchase Agreement (the "Receivables Purchase Agreement"), between Whole Auto Loan Trust, as seller, and Bear Stearns Asset Backed Funding Inc., as purchaser. Also on December 12, 2002, the Trust entered into (1) a Sale and Servicing Agreement (the "Sale and Servicing Agreement"), among Bear Stearns Asset Backed Funding Inc., as depositor, the Trust, as issuer, and Bear Stearns Asset Receivables Corp., as servicer, and (2) an Indenture (the "Indenture"), between the Trust, as issuer, and JPMorgan Chase Bank, as indenture trustee.

     On June 15, 2003 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.


Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on June 15, 2003 as Exhibit 99.1.

Bear Stearns Asset Backed Funding Inc.
Whole Auto Loan Trust 2002-1
-------------------------------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JPMorgan Chase Bank,
                                     not in its individual capacity but solely as Indenture Trustee under the Agreement referred to herein



Date:  June 26, 2003              By: /s/ Craig Kantor
                                        -----------------------------
                                        Craig Kantor
                                        Vice President


                                  Exhibit 99.1

                          Whole Auto Loan Trust 2002-1
                        Statement to Certificateholders
                                June 15, 2003


-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              ORIGINAL               PRIOR                                                                        CURRENT
               FACE                  PRINCIPAL                                                                   PRINCIPAL
   CLASS       VALUE                 BALANCE         PRINCIPAL        INTEREST              TOTAL                 BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1         850,000,000.00    184,331,718.07        111,082,480.90           232,667.59        111,315,148.49         73,249,237.17
A2         956,875,000.00    956,875,000.00                  0.00         1,499,104.17          1,499,104.17        956,875,000.00
A3         634,550,000.00    634,550,000.00                  0.00         1,374,858.33          1,374,858.33        634,550,000.00
A4         353,212,000.00    353,212,000.00                  0.00           894,803.73            894,803.73        353,212,000.00
B           72,777,000.00     72,777,000.00                  0.00           176,484.23            176,484.23         72,777,000.00
C           29,110,000.00     29,110,000.00                  0.00           104,068.25            104,068.25         29,110,000.00
D           72,777,000.00     72,777,000.00                  0.00           363,885.00            363,885.00         72,777,000.00
CERT                 0.00              0.00                  0.00                 0.00                  0.00                  0.00
TOTALS   2,969,301,000.00  2,303,632,718.07        111,082,480.90         4,645,871.30        115,728,352.20      2,192,550,237.17

----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------  ------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------  ------------------------
                                                                                                                        CURRENT
                       PRIOR                                                                  CURRENT
                       PRINCIPAL                                                              PRINCIPAL                 PASS-THRU
CLASS     CUSIP        FACTOR             PRINCIPAL        INTEREST          TOTAL            FACTOR       CLASS       RATE
---------------------------------------------------------------------------------------------------------  ------------------------
A1        96683MAA1        216.86084479   130.68527165    0.27372658  130.95899822      86.17557314        A1     1.420000 %
A2        96683MAB9      1,000.00000000     0.00000000    1.56666667    1.56666667   1,000.00000000        A2     1.880000 %
A3        96683MAC7      1,000.00000000     0.00000000    2.16666666    2.16666666   1,000.00000000        A3     2.600000 %
A4        96683MAD5      1,000.00000000     0.00000000    2.53333332    2.53333332   1,000.00000000        A4     3.040000 %
B         96683MAE3      1,000.00000000     0.00000000    2.42500007    2.42500007   1,000.00000000        B      2.910000 %
C         96683MAF0      1,000.00000000     0.00000000    3.57500000    3.57500000   1,000.00000000        C      4.290000 %
D         96683MAG8      1,000.00000000     0.00000000    5.00000000    5.00000000   1,000.00000000        D      6.000000 %
TOTALS                     775.81650296    37.41031337    1.56463467   38.97494804     738.40618959
---------------------------------------------------------------------------------------------------------  ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH  THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
             -----------------------------------------------------
                                Joshua Goldberg
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-5416
                              Fax: (212) 623-5932
                      Email: Joshua.Goldberg@JPMChase.com
             ------------------------------------------------------



       RECEIVABLES
                               Beginning Receivables Balance                                          2,369,938,685.01
                               Ending Receivables Balance                                             2,262,488,828.00
                               Beginning Number of Contracts                                                   164,101
                               Ending Number of Contracts                                                      160,027

       COLLECTIONS
                               Interest:
                               Interest Collections                                                      11,629,069.06
                               Reinvestment Income                                                           89,189.74
                               Repurchased Loan Proceeds Related to Interest                                  2,068.19
                               Total Interest Collections                                                11,720,326.99

                               Principal:
                               Principal Collections                                                     66,132,978.25
                               Prepayments in Full                                                       37,492,040.63
                               Repurchased Loan Proceeds Related to Principal                               870,470.04
                               Total Principal Collections                                              104,495,488.92

                               Recoveries and Liquidation Proceeds                                        1,526,984.17

                               Total Collections                                                        117,742,800.08

                               Principal Losses for Collection Period                                     2,954,368.09

       DISTRIBUTIONS
       Fees:
                               Receivable Servicers                                                       1,974,948.90
                               Data Administration and Reporting Fees:                                       39,498.98
                               Other Fees:                                                                        0.00
                               Total Fees:                                                                2,014,447.88

       Interest Distribution Amounts
                               Interest Due - Class A-1                                                     232,667.59
                               Interest Paid - Class A-1                                                    232,667.59
                               Shortfall - Class A-1                                                              0.00
                               Carryover Shortfall - Class A-1                                                    0.00
                               Change in Carryover Shortfall - Class A-1                                          0.00

                               Interest Due - Class A-2                                                   1,499,104.17
                               Interest Paid - Class A-2                                                  1,499,104.17
                               Shortfall - Class A-2                                                              0.00
                               Carryover Shortfall - Class A-2                                                    0.00
                               Change in Carryover Shortfall - Class A-2                                          0.00

                               Interest Due - Class A-3                                                   1,374,858.33
                               Interest Paid - Class A-3                                                  1,374,858.33
                               Shortfall - Class A-3                                                              0.00
                               Carryover Shortfall - Class A-3                                                    0.00
                               Change in Carryover Shortfall - Class A-3                                          0.00

                               Interest Due - Class A-4                                                     894,803.73
                               Interest Paid - Class A-4                                                    894,803.73
                               Shortfall - Class A-4                                                              0.00
                               Carryover Shortfall - Class A-4                                                    0.00
                               Change in Carryover Shortfall - Class A-4                                          0.00

                               Interest Due - Class B                                                       176,484.23
                               Interest Paid - Class B                                                      176,484.23
                               Shortfall - Class B                                                                0.00
                               Carryover Shortfall - Class B                                                      0.00
                               Change in Carryover Shortfall - Class B                                            0.00

                               Interest Due - Class C                                                       104,068.25
                               Interest Paid - Class C                                                      104,068.25
                               Shortfall - Class C                                                                0.00
                               Carryover Shortfall - Class C                                                      0.00
                               Change in Carryover Shortfall - Class C                                            0.00

                               Interest Due - Class D                                                       363,885.00
                               Interest Paid - Class D                                                      363,885.00
                               Shortfall - Class D                                                                0.00
                               Carryover Shortfall - Class D                                                      0.00
                               Change in Carryover Shortfall - Class D                                            0.00

                               Interest Due - Total                                                       4,645,871.30
                               Interest Paid - Total                                                      4,645,871.30
                               Shortfall - Total                                                                  0.00
                               Carryover Shortfall - Total                                                        0.00
                               Change in Carryover Shortfall - Total                                              0.00

       Principal Allocations
                               First Allocation of Principal                                                      0.00
                               Second Allocation of Principal                                                     0.00
                               Third Allocation of Principal                                             28,783,533.44
                               Regular Principal Allocation                                              82,298,947.46
                               Total Principal Allocations                                              111,082,480.90

       Principal Distribution Amounts
                               Principal Distribution - Class A-1                                       111,082,480.90
                               Principal Distribution - Class A-2                                                 0.00
                               Principal Distribution - Class A-3                                                 0.00
                               Principal Distribution - Class A-4                                                 0.00
                               Principal Distribution - Class B                                                   0.00
                               Principal Distribution - Class C                                                   0.00
                               Principal Distribution - Class D                                                   0.00

                               Certificate Distribution                                                           0.00

       Total Distribution                                                                               117,742,800.08

       PORTFOLIO INFORMATION
                               Weighted Average Coupon                                                          5.93 %
                               Weighted Average Original Term (months)                                           57.43
                               Weighted Average Remaining Term                                                   38.60
                               Weighted Average Age (months)                                                     19.36
                               Remaining Number of Receivables                                                 160,027
                               Portfolio Receivable Balance (end of period)                           2,262,488,828.00
                                                     Discount Receivables                             1,200,347,911.18
                                                     Non-Discount Receivables                         1,001,724,273.45
                               Adjusted Portfolio Receivable Balance (end of period)                  2,202,072,184.63

       OVERCOLLATERALIZATION INFORMATION
                               Overcollateralization Amount                                               9,521,947.46
                               Target Level of Overcollateralization                                     30,829,010.58

       NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
                               Total Principal Losses for Collection Period                               2,954,368.09
                               Recoveries and Liquidation Proceeds                                        1,526,984.17
                               Net Losses for Collection Period                                           1,427,383.92
                               Net Loss Rate for Collection Period(annualized)                                0.7227 %

                               Cumulative Net Losses for all Periods($)                                   6,559,202.24
                               Cumulative Net Losses for all Periods(% of original portfolio)                 0.2186 %

                               Delinquent Receivables
                               Number of Contracts
                               31 - 60 Days Delinquent                                                          12,940
                               61 - 90 Days Delinquent                                                             248
                               91 - 120 Days Delinquent                                                             81
                               Over 120 Days Delinquent                                                            475
                               Sub Total                                                                        13,744
                               Repossesions (# of vehicles)                                                        213
                               Total Number of Delinquencies and Repossesions                                   13,957

                               $ Amount of Delinquency
                               31 - 60 Days Delinquent                                                   28,528,193.69
                               61 - 90 Days Delinquent                                                    3,591,003.59
                               91 - 120 Days Delinquent                                                   1,234,540.02
                               Over 120 Days Delinquent                                                   7,240,284.64
                               Sub Total                                                                 40,594,021.94
                               Repossesions                                                               3,447,044.90
                               Total Amount of Delinquencies and Repossesions                            44,041,066.84

                               % of End Period Balance
                               31 - 60 Days Delinquent                                                        1.2609 %
                               61 - 90 Days Delinquent                                                        0.1587 %
                               91 - 120 Days Delinquent                                                       0.0546 %
                               Over 120 Days Delinquent                                                       0.3200 %
                               Sub Total                                                                      1.7942 %
                               Repossesions                                                                   0.1524 %
                               Total % of Delinquencies and Repossesions                                      1.9466 %

                               Monthly Net Loss Rate:
                               Current Collection Period                                                      0.0602 %
                               Preceding Collection Period                                                    0.0582 %
                               Second Preceding Collection Period                                             0.0598 %
                               Three Month Average                                                            0.0594 %
                               Annualized Average Net Loss Rate                                               0.7129 %

Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
